Rule 497(e)
                                                              File Nos. 333-5208
                                                                        811-9156

                        PROACTIVE ASSET ALLOCATION FUNDS
                            OPTI-FLEX(R) DYNAMIC FUND

                        SUPPLEMENT DATED AUGUST 27, 2002
                     TO THE PROSPECTUS DATED APRIL 30, 2002


     The  accompanying   Prospectus   describes  under  the  caption  "PORTFOLIO
MANAGERS" at the bottom of page 9 and the top of page 10 and in the Supplement to the Prospectus dated May 30, 2002 the six portfolio managers of the Fund.

     Jeffrey J. Unterreiner, a co-portfolio manager of the Fund, has been promoted to sole portfolio manager of the Fund. C. Martin ("Marty") Unterreiner, Jeffrey A. Wachtman, Wayne Chu, T. J. Tergliafera and Timothy G. Ord are no longer portfolio managers of the Fund. Marty Unterreiner remains as a Trustee and Vice President of the Trust, a Director and Vice President of the manager and a Director and Vice President of the Fund's distributor.